Exhibit 99.2

Avalon GloboCare and Adial Pharmaceuticals Announce Strategic Collaboration
for Global Distribution of COVID-19 Point-of-Care Antibody Rapid Test Devices

Assure/Fastep® COVID-19 Point-of-Care Antibody Test is the First Test Granted FDA Emergency
Use Authorization for Use with Fingerstick Blood Samples

FREEHOLD, NJ AND CHARLOTTESVILLE, VA, October 22, 2020 -- Avalon GloboCare Corp. (NASDAQ: AVCO) (“Avalon”), a clinical-stage, global developer of cell-based technologies and therapeutics and Adial Pharmaceuticals, Inc. (NASDAQ: ADIL; ADILW) (“Adial”), a clinical-stage biopharmaceutical company focused on the development of treatments for addiction, today announced formation of a strategic collaboration for global distribution of the Assure/Fastep® COVID-19 IgG/IgM Rapid Test device and the Assure/EcoStep® COVID-19 IgG/IgM Rapid Test device, point-of-care (POC) COVID-19 antibody tests. The FaStep COVID-19 IgG/IgM Rapid Test Device is the first serology (antibody) POC test for COVID-19 using fingerstick blood samples approved by the U.S. Food and Drug Administration (FDA), which has issued an emergency use authorization (EUA) for the FaStep COVID-19 IgG/IgM Rapid Test Device and the EcoStep COVID-19 IgG/IgM Rapid Test Device. Under the agreement, Adial has granted Avalon non-exclusive, sub-distribution rights worldwide for the FaStep COVID-19 IgG/IgM Rapid Test Device and the Assure/EcoStep COVID-19 IgG/IgM Rapid Test Device, POC COVID-19 antibody tests.

As a result of the FDA’s EUA, fingerstick blood samples can now be utilized with the FaStep COVID-19 IgG/IgM Rapid Test Device for the test in POC settings, including doctors’ offices, hospitals, urgent care centers, emergency rooms, or other locations where there is a licensed healthcare professional. The FaStep COVID-19 IgG/IgM Rapid Test Devices are lateral flow assay, 10-minute, ‘instant,' POC test devices for the qualitative detection of lgG and lgM antibodies specific to SARS-CoV-2 virus in fingerstick whole blood, venous whole blood, serum, and plasma. During testing, the specimen reacts with antigen coated particles in the test cassette after droplets of blood from the subject are placed on the cassette’s coated membrane.

“We believe there is significant market potential for these differentiated test kits, as these tests are able to detect IgG antibodies at a 98.6% accuracy and IgM antibodies at a 92.9% accuracy and provide results within 10-minutes,” said David Jin, M.D., Ph.D., President and Chief Executive Officer of Avalon. “Our goal is to leverage our international distribution network and channel partners to bring the product to market globally.”

William Stilley, Chief Executive Officer of Adial, commented, “We are pleased to enter into this strategic collaboration with Avalon. Avalon has an established global distribution network that we believe will facilitate further sales of these COVID-19 Rapid Test Devices worldwide. The rapid proliferation of COVID-19 around the world has driven demand for SARS-CoV-2 detection, and a widespread need for rapid antibody testing. We look forward to working with Avalon in order to help meet the global demand for rapid result COVID-19 serology testing.”

About Avalon GloboCare Corp.

Avalon GloboCare Corp. (NASDAQ: AVCO) is a clinical-stage, vertically integrated, leading CellTech bio-developer dedicated to advancing and empowering innovative, transformative immune effector cell therapy, exosome technology, as well as COVID-19 related diagnostics and therapeutics. Avalon also provides strategic advisory and outsourcing services to facilitate and enhance its clients’ growth and development, as well as competitiveness in healthcare and CellTech industry markets. Through its subsidiary structure with unique integration of verticals from innovative R&D to automated bioproduction and accelerated clinical development, Avalon is establishing a leading role in the fields of cellular immunotherapy (including CAR-T/NK), exosome technology (ACTEX™), and regenerative therapeutics. For more information about Avalon, please visit www.avalon-globocare.com.

For the latest updates on Avalon GloboCare's developments, please follow them on twitter using their Twitter Handle: @avalongc_avco

About Adial Pharmaceuticals, Inc.

Adial Pharmaceuticals, Inc. (NASDAQ: ADIL; ADILW) is a clinical-stage biopharmaceutical company focused on the development of treatments for addictions. The Company’s lead investigational new drug product, AD04, is a genetically targeted, serotonin-3 receptor antagonist, therapeutic agent for the treatment of Alcohol Use Disorder (AUD) and is currently being investigated in the Company’s landmark ONWARD™ pivotal Phase 3 clinical trial for the potential treatment of AUD in subjects with certain target genotypes, which are to be identified using the Company’s proprietary companion diagnostic genetic test. A Phase 2b clinical trial of AD04 for the treatment of AUD showed promising results in reducing frequency of drinking, quantity of drinking and heavy drinking (all with statistical significance), and no overt safety concerns (there were no statistically significant serious adverse events reported). AD04 is also believed to have the potential to treat other addictive disorders such as Opioid Use Disorder, gambling, and obesity. www.adialpharma.com

Forward-Looking Statements

This communication contains certain "forward-looking statements" within the meaning of the U.S. federal securities laws. Such statements are based upon various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans" and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. The forward-looking statements include statements regarding leveraging Avalon’s international distribution network and channel partners to rapidly and cost effectively bring the product to market globally, Adial working with Avalon in order to help meet the global demand for rapid result COVID-19 serology testing and the potential of AD04 to treat other addictive disorders such as opioid use disorder, gambling, and obesity. Any forward-looking statements included herein reflect our current views, and they involve certain risks and uncertainties, including, among others, Avalon’s ability through its international distribution network and channel partners to rapidly and cost effectively bring product to market globally, Adial’s and Avalon’s respective ability to meet the global demand for rapid result COVID-19 serology testing, Adial’s ability to enroll patients and complete clinical trials on time and achieve desired results and benefits, Adial’s ability to obtain regulatory approvals for commercialization of product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to its ability to promote or commercialize its product candidates for specific indications, Adial’s [and Avalon’s] respective ability to maintain its license agreements, continue maintenance and growth of its patent estate and to establish and maintain collaborations, Adial’s and Avalon’s respective ability to obtain or maintain the capital or grants necessary to fund its research and development activities, and Adial’s and Avalon’s respective ability to retain its key employees or maintain their Nasdaq listing. These risks should not be construed as exhaustive and should be read together with the other cautionary statement included in Adial’s Annual Report on Form 10-K for the year ended December 31, 2019, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission and Avalon’s Annual Report on Form 10-K for the year ended December 31, 2019, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission . Any forward-looking statement speaks only as of the date on which it was initially made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

Avalon Contact Information:

Avalon GloboCare Corp.

4400 Route 9, Suite 3100

Freehold, NJ 07728

PR@Avalon-GloboCare.com

Avalon Investor Relations:

Crescendo Communications, LLC

Tel: (212) 671-1020 Ext. 304

avco@crescendo-ir.com

Adial Contact Information

Crescendo Communications, LLC
David Waldman / Natalya Rudman
Tel: 212-671-1021
Email: dwaldman@crescendo-ir.com